                                                                 Exhibit 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                           -------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                   ________________________________________

               J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                        95-4655078
(State of incorporation or organization          (I.R.S. employer
if not a U.S. national bank)                  identification No.)

101 California Street, Floor 38
San Francisco, California                                    94111
(Address of principal executive offices)                (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)
------------------------------------------------------------------------------

                     FISHER SCIENTIFIC INTERNATIONAL INC.
              (Exact name of obligor as specified in its charter)

     Delaware                                       02-0451017
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                       identification No.)

One Liberty Lane
Hampton, New Hampshire                                  03842
(Address of principal executive offices)              (Zip Code)


                   8 1/8% Senior Subordinated Notes due 2012
                      (Title of the indenture securities)
        -------------------------------------------------------------

Item 1. General Information.

                 Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency, Washington, D.C.
                 Board of Governors of the Federal Reserve System, Washington, D.C.

        (b)      Whether it is authorized to exercise corporate trust powers.

                 Yes.

Item 2. Affiliations with Obligor.

        If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16.         List of Exhibits.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1.    Articles of Association of the Trustee as Now in
                     Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8-K of Southern California Water Company, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. A copy of the authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8-K of Southern California Water Company, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                   SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco,
and State of California, on the     day of March, 2002.


                             J. P. Morgan Trust Company, National Association

                             By:  /s/
                                ---------------------------------
                                  Name:
                                  Title:

EXHIBIT 6.


March     , 2003

Securities and Exchange Commission
Washington, D.C. 20549


In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                 Very truly yours,

                                 J.P. Morgan Trust Company, National Association


                                 By:   /s/
                                     ---------------------------------
                                     Name:
                                     Title:

Exhibit 7.          Report of Condition of the Trustee.
------------------------------------------------------------------------------

Consolidated Report of Condition of J.P. Morgan Trust Company, N.A.,
             (formerly Chase Manhattan Bank and Trust Company, N.A.)
             --------------------------------------------------------
                                  (Legal Title)

Located at  1800 Century Park East, Ste. 400       Los Angeles,        CA 90067
           --------------------------------------------------------------------
                  (Street)                          (City)         (State) (Zip)

as of close of business on          December 31, 2002
                           -----------------------------------

ASSETS
  Cash and Due From Banks                             $18,660
  Securities                                           74,153
  Loans and Leases                                     81,252
  Premises and Fixed Assets                             5,086
  Intangible Assets                                   156,451
  Other Assets                                         20,344
                                                     --------
    Total Assets                                     $355,946
                                                     ========

LIABILITIES
  Deposits                                           $100,451
  Other Liabilities                                    43,263
                                                     --------
    Total Liabilities                                $143,714

EQUITY CAPITAL
  Common Stock                                       $    600
  Surplus                                             177,264
  Retained Earnings                                    34,368
                                                     --------
    Total Equity Capital                             $212,232
                                                     --------
    Total Liabilities and Equity Capital             $355,946
                                                     ========